Exhibit 10.3

OMNIBUS AMENDMENT TO
LOAN DOCUMENTS
by and among
FIRST STATES INVESTORS 5000A, LLC
AMERICAN FINANCIAL REALTY TRUST
FIRST STATES GROUP, L.P., and
FIRST STATES MANAGEMENT CORP., LLC, each
having an address at
1725 The Fairway
Jenkintown, Pennsylvania 19046

GERMAN AMERICAN CAPITAL CORPORATION
having an address at
60 Wall Street, 10th Floor
New York, New York 10005
and
PNC BANK, NATIONAL ASSOCIATION
Two PNC Plaza
31st Floor, 620 Liberty Avenue
Pittsburgh, Pennsylvania 15222

Dated as of October 1, 2003

This OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of October 1, 2003 (this Agreement), is by and among FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company (together with its successors and assigns, Borrower); AMERICAN FINANCIAL REALTY TRUST, a Maryland real estate investment trust (together with its successors and assigns, AFR), FIRST STATES GROUP, L.P., a Delaware limited partnership (together with its successors and assigns, FSG; AFR and FSG are each referred to herein as a Guarantor and collectively as the Guarantors), FIRST STATES MANAGEMENT CORP., LLC, a Delaware limited liability company (together with its successors and assigns, Manager), each having a principal place of business and chief executive office c/o First States Group, L.P., 1725 The Fairway, Jenkintown, Pennsylvania 19046, PNC BANK, NATIONAL ASSOCIATION, having an address at Two PNC Plaza, 31st Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222 (together with its successors and assigns, Cash Management Bank) and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, Lender), having an address at 60 Wall Street, 10th Floor, New York, New York 10005.

W I T N E S S E T H

WHEREAS, on June 30,2003, in accordance with the terms of a Loan and Security Agreement, dated as of even date therewith (the Loan Agreement), between Lender and Borrower, Lender made a loan to Borrower in the principal amount of $400,000,000.00 (the Loan) to finance Borrower's acquisition of the Property (as defined in the Loan Agreement);
WHEREAS, the Loan is (i) evidenced by that certain Note, dated as of June 30, 2003 (the Note), made payable by Borrower to the order of Lender, in a principal amount equal to $400,000,000.00 and (ii) secured, in part, by Borrower's fee and leasehold interests in the Property (as defined in the Loan Agreement) pursuant to the terms of that certain (a) Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, and Security Deposits (the Security Instrument) and (b) Assignment of Leases, Rents and Security Deposits (the Assignment of Leases);
WHEREAS, pursuant to that certain (i) Amended and Restated Loan and Security Agreement (the Amended Loan Agreement), (ii) Consolidated, Amended and Restated Note (the Amended Note) and (iii) First Amendment to Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, and Security Deposits and Assignment of Leases, Rents and Security Deposits (the Amended Security Instrument and Assignment of Leases; the Amended Loan Agreement, Amended Note and Amended Security Instrument and Assignment of Leases are collectively referred to herein as the Amendment Documents), each dated as of the date hereof, Borrower and Lender have amended the terms of the Loan Agreement, the Note, the Security Instrument and the Assignment of Leases to, among other things (i) increase the amount of the

Loan to $440,000,000.00 and (ii) extend the Maturity Date (as defined in the Loan Agreement) of the Loan;
WHEREAS, Borrower, Cash Management Bank, Manager, Guarantors and Lender desire to amend the terms of the Loan Documents (as defined in the Loan Agreement) to reflect the terms set forth in the Amendment Documents; and
WHEREAS, Borrower, Guarantors, Manager, Cash Management Bank and Lender intend that these Recitals be a material part of this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, ten dollars ($10.00) paid in hand by Lender to Borrower, Manager, Cash Management Bank and each Guarantor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Manager, Cash Management Bank, Guarantors and Lender hereby agree as follows:
Section 1. Loan Amount, Loan and Principal Amount
All references to "$400,000,000.00," "$400,000,000,"or "Four Hundred Million Dollars" in any of the Loan Documents as (i) the amount or principal sum of the "Loan," (ii) the principal amount of the "Loan," (iii) the principal amount of the "Note", (iv) the "Loan Amount" or (v) the "Principal Amount" are hereby deleted and shall be replaced by references to "$440,000,000.00," "$440,000,000" or "Four Hundred Forty Million Dollars and No/100," respectively.
Section 2. Maturity Date
All references to "December 31, 2003" as the "Maturity Date" in any of the Loan Documents are hereby deleted and shall be replaced by references to "December 1, 2013."
Section 3. Defined Terms
Each reference to a defined term in a Loan Document shall be deemed a reference to such defined term as amended by this Agreement and the Amendment Documents.
Section 4. Document References
All references in any Loan Document to (i) the "Note"shall be deemed to be a reference to the Note as amended, restated and consolidated by the terms of the Amended Note; (ii) the "Security Instrument" shall be deemed to be a reference to the Security Instrument as amended by the Amended Security Instrument and Assignment of Leases; (iii) the "Assignment of Leases" shall be deemed to be a reference to the Assignment of Leases as amended by the Amended Security Instrument and Assignment of Leases; (iv) the "Loan Agreement" shall be deemed to be a reference to the Loan Agreement as amended and restated by the Amended Loan Agreement; and

(v) the "Loan Documents" or "Recourse Guaranty" shall be deemed to be a reference to the Loan Documents and the Recourse Guaranty as amended and restated by this Agreement and the Amendment Documents.
Section 5. Representations and Warranties
Borrower, Manager, Cash Management Bank and each Guarantor represent and warrant that each of its representations and warranties contained in any of the Loan Documents to which it is a party are true and correct in all material respects as of the date hereof.
Section 6. Recourse Guaranty
(a) Section 2(e) of the Recourse Guaranty (as defined in the Loan Agreement) is hereby deleted in its entirety and shall be replaced as follows:
"(e) any loss, damage, cost or expense incurred by or on behalf of Lender by reason of all or any part of the Property or the Account Collateral being encumbered by a Lien (other than pursuant to this Agreement and the Loan Documents) in violation of the Loan Documents;"
(b) Section 2(i) of the Recourse Guaranty is hereby deleted in its entirety and shall be replaced as follows:
"(i) any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, causes of action, suits, claims, demands and adjustments of any nature or description whatsoever) which may at any time be imposed upon, incurred by or awarded against Lender, in the event (and arising out of such circumstances) that Borrower should raise any defense, counterclaim and/or allegation in any foreclosure action by Lender relative to the Property or the Account Collateral or any part thereof which is found by a court to have been raised by Borrower in bad faith or to be without basis in fact or law;"
(c) Section 2(k) of the Recourse Guaranty is hereby deleted in its entirety.
Section 7. Full Force and Effect Except as amended by this Agreement, each of the Loan Documents shall continue to remain in full force and effect. Notwithstanding anything to the contrary, this Agreement shall not amend the Note or the Amended Note and the Amended Note shall continue to remain unmodified and in full force and effect.
Section 8. Ratification
Each Guarantor hereby reaffirms each of its obligations under that certain (i) Guaranty of Recourse Obligations and (ii) Environmental Indemnity, each dated as of June 30, 2003 (as amended pursuant to the terms of this Agreement) and confirms that such obligations shall apply and relate in all respects to the Loan and the Loan Documents as amended by this Agreement and the Amendment Documents. The obligations of Guarantor pursuant to the Environmental Indemnity shall apply with respect to all property that is or was at any time encumbered by the

Security Agreement, the Assignment of Leases or the Amended Security Instrument and Assignment of Leases.
Section 9. Headings. Each of the captions contained in this Agreement are for the convenience of reference only and shall not define or limit the provisions hereof.
Section 10. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to choice of law rules.
Section 11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.
Section 12. Severability. The provisions of this Agreement are severable, and if anyone clause or provision hereof shall be held invalid or unenforeceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.

FIRST STATES INVESTORS 5000A, LLC
a Delaware limited liability company

By: /s/ Sonya A. Huffman
Name: Sonya A. Huffman
Title: Vice President

AMERICAN FINANCIAL REALTY TRUST,
a Maryland real estate investment trust

By: /s/ Edward J. Matey Jr.
Name: Edward J. Matey, Jr.
Title: Senior Vice President

FIRST STATES GROUP, L.P.,
a Delaware limited partnership

By: First States Group, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ Sonya A. Huffman
Name: Sonya A. Huffman
Title: Vice President

FIRST STATES MANAGEMENT CORP, LLC,
a Delaware limited liability company

By: /s/ Edward J. Matey, Jr.
Name: Edward J. Matey, Jr.
Title: Vice President

GERMAN AMERICAN CAPITAL CORPORATION

By: /s/ Christopher E. Tognola
Name: Christopher E. Tognola
Title: Vice President

By: /s/ Thomas Traynor
Name: Thomas Traynor
Title: Authorized Signatory

ACCEPTED, ACKNOWLEDGED AND AGREED TO BY
PNC BANK, NATIONAL ASSOCIATION SOLELY WITH
RESPECT TO SECTION 5 HEREOF AND AS THIS
AGREEMENT MODIFIES THE TERMS OF THAT CERTAIN
ACCOUNT AND CONTROL AGREEMENT, dated as of June
30, 2003, by Borrower, Lender and PNC Bank, National Association
on this __ day of September, 2003:

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Jacqueline Rizzo
Name: Jacqueline Rizzo
Title: Vice President

ACKNOWLEDGMENTS

First States Investors 5000A, LLC

STATE OF PENNSYLVANIA
)
COUNTY OF MONTGOMERY ) ss.
)

On the ________day of September the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Sonya A. Huffman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007

First States Group, L.P.

STATE OF PENNSYLVANIA
)
COUNTY OF MONTGOMERY ) ss.
)
On the ________day of September the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Sonya A. Huffman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007

American Financial Realty Trust

STATE OF PENNSYLVANIA
)
COUNTY OF MONTGOMERY ) ss.
)

On the ________day of September the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Edward J. Matey Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007

First States Management Corp LLC

STATE OF PENNSYLVANIA
)
COUNTY OF MONTGOMERY ) ss.
)
On the ________day of September the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Edward J. Matey Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007

STATE OF NEW YORK
)
COUNTY OF NEW YORK ) ss.
)
On the 22nd day of September the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Christopher E. Tognola, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Karen D. Bernsohn
Notary Public

[Notary Seal]	My Commission expires: June 15, 2006

STATE OF NEW YORK
)
COUNTY OF NEW YORK ) ss.
)
On the 22nd day of September the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Thomas Traynor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Karen D. Bernsohn
Notary Public

[Notary Seal]	My Commission expires: June 15, 2006